SECOND QUARTER 2011 EARNINGS CALL PRESENTATION AUGUST 2, 2011 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted
EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-
looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 10,
2011, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures. The Company believes these non-
GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Adjusted income before management fees is defined as income before management fees excluding corporate income.
Adjusted income before management fees should not be viewed as a substitute for income from operations. Management fees
(excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010. Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended June 30, 2011, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
($ in thousands, except per share data)
Q2 2011 Q2 2010 1H 2011 1H 2010
GAAP net income $  9,490 $ 12,069 $ 16,368 $ 19,059
Amortization of intangibles 7,897 8,206 15,859 16,544
Depreciation 3,037 3,005 6,114 6,011
Impairment of goodwill and intangible assets 920 - 920 2,901
Tax benefit of impairment of goodwill and intangible assets (364) 88 (364) (1,030)
Non-cash interest, net of tax 637 1,838 1,268 3,704
Cash earnings (1) $ 21,617 $ 25,206 $ 40,165       $ 47,189
GAAP net income per share - diluted $    0.21 $    0.27 $     0.36 $    0.43
Amortization of intangibles 0.17 0.19 0.35 0.38
Depreciation 0.07 0.07 0.14 0.14
Impairment of goodwill and intangible assets 0.02   - 0.02 0.07
Tax benefit of impairment of goodwill and intangible assets (0.01)   - (0.01) (0.02)
Non-cash interest, net of tax (1) 0.01 0.04 0.03 0.08
Cash earnings per share - diluted (2) $    0.48 $    0.57 $    0.89 $    1.08
Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
(1)
(2)

Reconciliation: Net Income to
Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended June 30, 2010, September 30, 2010, December 31, 2010 and June 30, 2011,
please see the Company’s quarterly financial supplement for the period ended June 30, 2011 which is available on the Investor Relations section of the
Company’s Web site at www.nfp.com.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the six months ended June 30, 2011
GAAP net income 16,368 $
Income tax expense 13,505
Interest income (1,900)
Interest expense 7,745
Other, net (4,516)
Income (loss) from operations 21,235 $             4,756 $                5,211 $                31,202 $
Amortization of intangibles 10,280 5,579 - 15,859
Depreciation 3,238 2,282 594 6,114
Impairment of goodwill and intangible assets - 920 - 920
(Gain) loss on sale of businesses, net (47) 60 - 13
Adjusted EBITDA
(1)
34,706 $             13,597 $             5,805 $                54,108 $
For the six months ended June 30, 2010
GAAP net income 19,059 $
Income tax expense 14,293
Interest income (1,776)
Interest expense 9,459
Other, net (2,671)
Income from operations 27,065 $             7,638 $                3,661 $                38,364 $
Amortization of intangibles 10,601 5,943 - 16,544
Depreciation 3,075 2,280 656 6,011
Impairment of goodwill and intangible assets 1,931 970 - 2,901
(Gain) loss on sale of businesses, net (8,162) (1,759) - (9,921)
Adjusted EBITDA
(1)
34,510 $             15,072 $             4,317 $                53,899 $

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

2Q11 Highlights
Organic revenue growth +2.0%
Positive contributions from
– Corporate Client Group +5.6%
– Advisor Services Group +17.1%
Adjusted EBITDA grew 14%; margin expansion
Strategy to continue to further diversify product & service offerings throughout NFP
Focus on P&C and other recurring revenue businesses
Balanced capital allocation strategy
Strategic acquisitions
– Lapre Scali acquisition (P&C brokerage) closed July 1, 2011
Reinvestment in existing businesses
$50 million stock repurchase plan
– As of July 29, 2011, repurchased $15.6 million of NFP stock
#8
Top Insurance Broker Globally (Best’s Review), up from #9 last year

Business Segments
Advisor Services Group
Organic revenue growth +17.1%
Individual Client Group
Organic revenue decline -10.3%
Corporate Client Group
Organic revenue growth +5.6%
2Q11 Revenue $239.4 million
$81.9
34.2%
$94.3
39.4%
$63.2
26.4%

Business Segment
2Q11 Overview & Components of Revenue
Solid performance
Ongoing expectations for CCG
3% - 4% organic growth
Adjusted EBITDA margins
generally consistent with last
year
Corporate Client Group Individual Client Group Advisor Services Group
Strong performance in wealth
management
Expectations for life insurance
Pipeline activity continues; longer
sales cycle
Volatility and uncertainty remains
in the market
34.2%
Retail Life
Marketing Organization & Wholesale Life
Brokerage
Wealth Management
26.4%
Asset Based Fees & Trails
Commissions & Non-Recurring Fees
Continued strong growth
AUM $10.0 billion, up 22.2% YOY
Strong variable annuity sales
Near-term expectations for ASG
(depending on performance of
financial markets)
13% – 15% organic growth
Investments in recruiting and
marketing
Adjusted EBITDA margin about
4.5% in 2011
% of ICG
Revenue
% of ASG
Revenue
39.4%
Corporate Benefits
Executive Benefits
% of CCG
Revenue
89.6%
10.4%
60.9%
39.1%
19.4%
30.7%
49.9%

$66.0
27.6%
$25.1
10.5%
$15.9
6.6%
$38.1
15.9%
$94.3
39.4%
Recurring Revenue
1
by Business Segment
2Q11 Revenue $239.4 million
2Q11
Recurring
revenue
61.9%
2Q10
Recurring
revenue
57.7%
1
Recurring revenue refers to revenue that is generally recurring in nature and includes revenue from corporate and executive benefits, investment advisory and asset based fees and trails.
2Q10 Revenue $234.9 million
Individual Client Group
Corporate Client Group
Advisor Services Group
$89.5
38.1%
$31.9
13.6%
$14.1
6.0%
($ in millions)
$77.3
32.9%
$22.1
9.4%

DOUG HAMMOND Chief Operating Officer

Steady and recurring business
Navigating challenging
economic and regulatory
environment
Diversification of products and
services
Retirement
Executive Benefits
P&C
Acquisition of Lapre Scali, P&C
brokerage
Terry Scali - CEO, NFP P&C
Further consolidation
opportunities
Organic growth opportunities
from enhancing NFP P&C
platform
Corporate Client Group Individual Client Group Advisor Services Group
Life insurance
Challenges and
uncertainty remain in the
market
Pipeline activity; longer
sale cycles
Wealth management
Strong performance
continues
AUM $10.0 billion, up 22.2% YOY
Strong variable annuity sales
Growth drivers
New assets
Advisor recruitment
Asset-based fees (due to
broader financial market
performance)
Business Segment Performance

DONNA BLANK Chief Financial Officer

2Q11 Consolidated Financial Highlights
Revenue growth +2%, Adjusted EBITDA growth +14% and margin expansion
$15.0
$16.7
$9.0
$10.3
$2.3
$3.0
2Q10 2Q11
$26.3
$30.1
Individual Client Group
Corporate Client Group
Advisor Services Group
$54.0 $63.2
$89.5
$94.3
$91.4 $81.9
2Q10 2Q11
$234.9
$239.4
($ in millions)
Adjusted EBITDA Margin
2Q10 2Q11
Corporate Client Group 16.8% 17.7%
Individual Client Group 9.8% 12.6%
Advisor Services Group 4.2% 4.8%
Consolidated 11.2% 12.6%
57.7%
61.9% Recurring
Revenue
1 The sum of the components may not agree to total due to rounding.
1
Adjusted EBITDA & Margin Revenue

50.0%
38.8%
40.2%
43.2%
36.8%
41.2%
42.7%
30%
60%
1Q 2Q 3Q 4Q
2010 QTD Mgmt Fees 2010 YTD Mgmt Fees
Management Fees (excl. accelerated vesting of RSUs)
as % of Adjusted Income Before Management Fees
Corporate Client Group* Individual Client Group*
NFP’s priority interest in CCG was 60.8% as of 6/30/11 NFP’s priority interest in ICG was 46.9% as of 6/30/11
36.6%
43.1%
39.9%
30%
50%
1Q 2Q 3Q 4Q
2011 QTD Mgmt Fees 2011 YTD Mgmt Fees
44.9%
57.6%
65.7%
52.7%
58.0%
63.2%
59.8%
30%
60%
1Q 2Q 3Q 4Q
2010 QTD Mgmt Fees 2010 YTD Mgmt Fees
52.7%
52.9%
53.2%
50%
55%
1Q 2Q 3Q 4Q
2011 QTD Mgmt Fees 2011 YTD Mgmt Fees
2010 2010
2011 2011
*Excludes accelerated vesting of RSUs

$40
-$44
$47
$36
$32
$71
-$2
$41
$124
$5
$37
$43
$119
-$6
$34
$34
In Q1, larger payments to Principals typically occur as management fee bonuses for prior year performance are paid
Operating Cash Flow
(1) Q1 2008 and 12/31/08 YTD acquisitions include $14.4 mm paid in connection with an acquisition which was treated as prepaid management fees.
(2) Sum of the quarters may not agree to the full year total due to rounding.
(1)
(1)
(2)
$50
($ in millions)
Q1’08  Q2’08  Q3’08  Q4’08  FY’08  Q1’09  Q2’09 Q3’09  Q4’09 FY’09 Q1’10  Q2’10  Q3’10  Q4’10  FY’10   Q1’11  Q2’11
Quarterly/Annual Operating Cash Flow

Balanced approach to capital allocation; maintain financial flexibility
Strategic acquisitions
Reinvestment in existing businesses
Direct capital return to shareholders – stock buyback
$50 million NFP stock buyback authorization
Balanced Capital Allocation Strategy
1 Repurchase authorization announced May 2, 2011.
2Q11
(1)
July 2011
# of shares repurchased 731,000 573,800
Weighted average share price $12.04 $11.79
Total $ amount outstanding (in millions)
$8.8 $6.8
$ amount remaining outstanding (in millions)
$41.2 $34.4